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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549




                                    FORM 8-K




                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934




               Date of Report (Date of earliest event reported):
                                  May 3, 1996



                           CARDINAL BANCSHARES, INC.
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           (Exact name of registrant as specified in its charter)





           Kentucky                       0-20494              61-1128205
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(State or other jurisdiction of       (Commission File       (I.R.S. Employer
incorporation or organization)            Number)           Identification No.)




400 East Vine Street, Suite 300, Lexington, Kentucky               40507
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     (Address of principal executive offices)                    (Zip Code)



              Registrant's telephone number, including area code:
                                 (606) 255-8300



                                 Not Applicable
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     (Former name or former address, if changed since last report)


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                    The Current Report consists of 8 pages.
                          Exhibit Index is on page 4.


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                           CARDINAL BANCSHARES, INC.



ITEM 5.   OTHER EVENTS.

     Cardinal Bancshares, Inc. (the "Registrant") has announced certain financial and other information regarding its performance during the three months ended March 31, 1996. The news release dated May 3, 1996 containing such financial and other information is attached as Exhibit 99.1 hereto and is incorporated herein by reference. The spin-off described in the news release remains subject to applicable stockholder and regulatory approvals and other conditions.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          C.   EXHIBITS


                  EXHIBIT NO.          DESCRIPTION

                     99.1             News Release.




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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CARDINAL BANCSHARES, INC.



Date:  May 10, 1996                        By:  /s/ JACK H. BROWN
                                              ----------------------------
                                             Jack H. Brown
                                             Chief Financial Officer
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                               INDEX TO EXHIBITS


 EXHIBIT
 NUMBER                      EXHIBIT DESCRIPTION              PAGE
 -------                     -------------------              ----

  99.1                         News Release.                   5




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